            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Plus Variable Annuity for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company of our report dated April 24, 2009, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008. We also consent to the incorporation by reference in such Registration Statement of our report dated July 9, 2008, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Seven at April 30, 2008, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated March 2, 2009, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2009